Y

Exhibit 99.1 N

A P M O C N

O w w w . p l a i n s x p . c o m I

T C U D O R P & N O I

T

A September 2004

R O L P

X CEO Energy/Power Conference E Lehman Brothers Eighteenth Annual

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factors risks and

Except for the historical information contained herein, the matters discussed in assumptions and known and unknown risks, uncertainties and other These uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission. Forward Looking Statements this presentation are forward-looking statements that involve certain that could cause our actual results to differ materially.

TODAY

Nuevo Acquisition 2004 3TEC Acquisition 2003 History PXP Spinoff 2002

Develop large, durable U.S. reserve base with a substantial exploitation inventory to grow production and reserves Leverage existing infrastructure to reduce unit costs Utilize financial flexibility and consolidation capabilities to create shareholder value

Value Creation Strategy

77-84 Guidance 2H 2004

58 2Q 2004

34 2003

Gas

Total Production(MBOEPD) 26 2002

Oil

450 2004 PRO FORMA

280 2003

Reserve and Production Growth SEC Reserves(MMBOE) 253 2002

Qtr rd

3

Qtr nd

2

Qtr

st 2004

1

Qtr th

4

Qtr rd

3

Qtr nd

2

Qtr

CAGR = 48% st 2003

1

Stock Price Performance $25 20 15 10 5 0

Operational synergies Cost savings Accounting integration Debt refinancing 100% Deep Inglewood 100% San Joaquin Valley 100% East Texas 65% Breton Sound

Record production and cash flow Nuevo integration better than expected – – – – Drilled 85 wells with 95% Success – – – –

2004 Year-to-Date

4 MMBOE South LA East Texas 51 MMBOE South Texas West Texas

.

.

Operating Areas 395 MMBOE San Joaquin Valley L.A. Basin Western Business Unit Central Business Unit Eastern Business Unit

OCS

90 60 30 0

4th qtr Guidance

3rd qtr 2nd qtr 1st qtr 2004 4th qtr 3rd qtr 2nd qtr 1st qtr 2003 4th qtr 2002

Western Business UnitNet Equivalent Daily Production Bbls – 000s 90 60 30 0

Western Business Unit
Operating Areas


Cymric
So. Belridge
Monument Junction
Mount Poso
Buena Vista
Midway Sunset
Arroyo Grande
Pt. Pedernales
Pt. Arguello
Santa Clara
Hueneme
Dos Cuadras
E. Dos Cuadras
Pitas Point
Carpinteria
Inglewood, San Vicente,
Packard & Montebello
Belmont
Huntington Beach
Beta

PXP

Inglewood

Los Angeles Basin

E -1000 -2000 -3000 -4000 5000 -6000 -7000 -8000 -9000

DI-1 IP 800 BOEPD

1900 feet

DI-7 IP 400 BOEPD

W

Inglewood FieldWest to East Structural Cross Section Existing Proved Un- Developed Add to Proved Developed, Non Producing Add to Proved Developed, Producing Vickers Rindge Rubel Moynier Bradna Nod Shale Sentous

Deep Inglewood
Summary Wells

Well	Initial Test BOEPD	Initial Completion
Sentous		
DI-1	800	Sentous slotted liner
DI-7	400	Sentous frac
DI-4	Completing	Sentous frac
DI-6	Completing	Sentous frac
DI-8	Completing	Sentous frac
DI-9	Drilling	Sentous frac
DI-10	Drilling	Sentous frac
Moynier		
DI-2	108	Moynier frac
DI-3	42	Moynier frac
DI-5	91	Moynier frac

PXP

8/20/04 7/21/04 6/21/04 5/22/04 4/22/04 3/23/04

1000 900 800 700 600 500 400 300 200 100 0 2/22/04

Deep Inglewood Production (8/8ths) BOEPD

20

18 - $1.6 Million 250 BOEPD 400,000 BOE 70%

Basis ths 2004 Planned Wells Avg. Well Cost Avg. Reserves

Deep InglewoodIndicative Returns 8/8 Avg. Production IP Avg. Pre Tax IRR Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

Mount Poso Buena Vista Midway Sunset Cymric So. Belridge Monument Junction

Western Business UnitSan Joaquin Valley Arroyo Grande

Western Business UnitSan Joaquin Valley

54

50 - $0.4 Million 75 BOEPD 100,000 BOE 40%

Basis ths 2004 Planned Wells Avg. Well Cost Avg. Production IP

San Joaquin ValleyIndicative Returns 8/8 Avg. Reserves Avg. Pre Tax IRR Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

Western Business UnitPoint Arguello Pt. Arguello .

Wells

Block 451 1,629 BOPD 3,500 BOPD Block 451 Test Wells Test1,629 BOPD 3,500 BOPD 1,100 BOPD 1,100 BOPD

Rocky Pt. Structure

Planned Rocky Pt. Wells

Rocky Point Project Nuevo OCS P-0449 Arguello 3D Survey Area

NE 5000’ 6000’ 7000’

- 7 - -

A 1

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9

A 1

P 0 TMD TVD

A 2 1

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A 2 ‘ ‘

A 1 P

P O/W contact Target B (TD 18,891 7,233

00018

B

02 12A

AP P O/W contact

0007 1

A yer et no

M

N79. (grid) From Platform Hidalgo poT

TMD TVD

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17,391 5,953

0006

1 Target A (Top PA17)

9 1

A

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17 A

P

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0 i S 0051 r e w o L

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Rocky Point Project Well C-12 SW

2 $14.0 Million 3,000 BOEPD 2,700,000 BOE 100+%

Returns Basis

ths 2004 Planned Wells Avg. Well Cost Avg. Production IP Avg. Pre Tax IRR

Rocky Point ProjectIndicative 8/8 Avg. Reserves Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

90 60 30 0

4th qtr Guidance

3rd qtr 2nd qtr 1st qtr 2004

4th qtr Central Business Unit

3rd qtr 2nd qtr

1st qtr 2003 Western Business Unit

4th qtr 2002

Central Business UnitNet Equivalent Daily Production Bbls – 000s 90 60 30 0

Beckville/Carthage Panola County, Texas LOUISIANA

Rosewood Upshur County, Texas Operated by PXP Operated by Others

TEXAS

Decker Switch Houston County, Texas Operating Areas Glenwood/White Oak Gregg & Upshur Counties, Texas &

Central Business Unit East Texas

Cotton Valley

9000’ 11,000’

Constant Production 36 MMCFEPD Multi-Year Inventory

East Texas

38

35 - $1.0 Million 800 MCFEPD 0.8 BCFE 30%

Basis ths 2004 Planned Wells Avg. Well Cost Avg. Production IP Avg. Reserves Avg. Pre Tax IRR

East TexasIndicative Returns 8/8 Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

LOUISIANA Operated by PXP

TEXAS

Central Business UnitWest Texas Operating Area Pakenham Area Terrell County

Pakenham Area

29

Testing (1)

Completed Gas Well - Locations (7) Pakenham AreaWolfcamp A3 Structure Map 2004 2004 Budget Well Locations(2) 2005 Planned

10 30% 6 - $1.5 Million 1,200 MCFEPD 1.6 BCFE

rea

Basis ths 2004 Planned Wells Avg. Production IP Avg. Reserves Avg. Pre Tax IRR

Pakenham A Indicative Returns 8/8 Avg. Well Cost Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

90 60 30 0

4th qtr Guidance

3rd qtr Eastern Business Unit

2nd qtr 1st qtr 2004

4th qtr Central Business Unit

3rd qtr 2nd qtr

1st qtr 2003 Western Business Unit

4th qtr 2002

Eastern Business UnitNet Equivalent Daily Production Bbls – 000s 90 60 30 0

Black Bullet Hustler West BSE-E Twin Otter Avenger Prowler Catalina Auriga Perseus SkyRaider Deep Treasure Bay East Beta

Treasure Bay Polaris Alpha Aquarius PXP Prospects BSE Breckenridge Zeus BSA Draco

Aquila PXP Discoveries

Fiesta

BSE-W

Eastern Business UnitBreton Sound Area New Orleans

Breton Sound Area
Indicative Returns

8/8ths Basis	
2004 Planned Wells	15 - 20
Avg. Well Cost	$2.7 Million
Avg. Production IP	5,000 MCFEPD
Avg. Reserves	3.6 BCFE
Avg. Pre Tax IRR	100+%

Note: Projected results. Based on flat reference prices of $25/Bbl NYMEX WTI and $4.50/MMBTU Henry Hub

PXP

Deep Inglewood Point Arguello San Joaquin Valley East Texas West Texas Breton Sound

Western Business Unit—-—Central Business Unit—- Eastern Business Unit -

Operational Value Drivers

Large durable reserve base with 16 year R/P Multi-year inventory of high impact, low risk exploitation drilling opportunities Improved financial flexibility

Positioned for the Future

Outlook Positioned for continued strong reserve, production and cash flow growth in 2005 and 2006

Y N A P M O C N

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